AGREEMENT  AND  PLAN  OF  REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is entered into this 26th day of September, 2000, by and among GO ONLINE NETWORKS CORPORATION, a Delaware corporation ("GONT"), WESTLAKE CAPITAL CORP., a Colorado corporation and a wholly-owned subsidiary of GONT ("Westlake"), and the "Surviving Corporation"), and NETSTRAT, INC., a Nevada corporation ("NetStrat").

     RECITALS
     --------

     A.     Westlake  is  a  wholly-owned  subsidiary  of  GONT.

     B. Subject to and in accordance with the terms and conditions of this Agreement and pursuant to the Certificate of Merger attached hereto as Exhibit A ("Certificate of Merger"), the parties intend that NetStrat will merge with and into Westlake (the "Merger"), whereby at the Effective Time of the Merger, all of the NetStrat Common Stock will be converted into four million one hundred sixty-six thousand six hundred sixty-six (4,166,666) shares of GONT Common Stock

     C. For federal income tax purposes, it is intended that the Mergers shall qualify as a tax free reorganization within the meaning of '368(a)(2)(D) of the Code.

     D. The parties hereto desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the consummation of the Mergers.

     AGREEMENT
     ---------

     NOW, THEREFORE, in reliance on the foregoing recitals and in and for the consideration and mutual covenants set forth herein, the parties agree as follows:

     10     CERTAIN  DEFINITIONS.
            --------------------

     1.1 "GONT COMMON STOCK" shall mean all of the outstanding shares of Common Stock of GONT.

     1.2 "GONT DISCLOSURE SCHEDULE" shall mean the disclosure schedule provided to NetStrat by GONT and Westlake disclosing such items and matters as are required to be disclosed under this Agreement.

     1.3 "GONT FINANCIAL STATEMENTS" shall mean GONT's audited balance sheet as of December 31, 1999, and statements of operations, stockholder's equity and cash flow for the twelve (12) month period then ended and GONT's unaudited balance sheet as of June 30, 2000 and statements of operations, stockholder's equity and cash flow for the six month period then ended.

     1.4 "GONT PRODUCTS/SERVICES" shall mean all products or services which have been, or are being, marketed by GONT, or are currently under development, and all patents, patent applications, trade secrets, copyrights, trademarks, trade names and other proprietary rights related to such products or services.

     1.5 "AFFILIATE" shall have the meaning set forth in the rules and regulations promulgated by the Commission pursuant to the Securities Act.

     1.6 "CLOSING" shall mean the closing of the transactions contemplated by this Agreement.

     1.7     "CLOSING  DATE"  shall  mean  the  date  of  the  Closing.

     1.8 "CODE" shall mean the United States Internal Revenue Code of 1986, as amended.

     1.9 "COMMISSION" shall mean the United States Securities and Exchange Commission.

     1.10 "DISSENTING SHARES" shall mean those shares held by holders who perfect their appraisal rights under the applicable state laws.

     1.11 "EFFECTIVE TIME" shall mean the date and time of the effectiveness of the Merger under Nevada and Colorado law.

     1.12     "GAAP"  shall  mean  generally  accepted  accounting  principles.

     1.13 "NETSTRAT COMMON STOCK" shall mean all the outstanding shares of common stock of NetStrat.

     1.14 "NETSTRAT DISCLOSURE SCHEDULE" shall mean the disclosure schedule provided to GONT and Westlake by NetStrat disclosing such items and matters as are required to be disclosed under this Agreement.

     1.15 "NETSTRAT FINANCIAL STATEMENTS" shall mean NetStrat's audited balance sheet as of December 31, 1999, and statements of operations, stockholders' equity and cash flow for the twelve (12) month period then-ended and NetStrat's unaudited balance sheet as of June 30, 2000, and statements of operations, stockholders' equity and cash flow for the six (6) month period then-ended.

     1.16 "NETSTRAT PRODUCTS/SERVICES" shall mean all products or services which have been, or are being, marketed by NetStrat or are currently under development, and all trade secrets, copyrights, trademarks, trade names and other proprietary rights related to such products or services.

     1.17 "MATERIAL ADVERSE EFFECT" shall mean an effect on the operations, assets or financial condition of an entity considered as a whole which would lead a reasonable business person to conclude that entering into the Merger would not be advisable in light of the effect.

     1.18 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

     1.19 "SUBSIDIARY" OR "SUBSIDIARIES" shall mean all corporations, trusts, partnerships, associations, joint ventures or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.

     1.20 "TRANSACTION DOCUMENTS" shall mean all documents or agreements attached as an exhibit or schedule hereto, and set forth on the Table of Contents.

     20     PLAN  OF  REORGANIZATION.
            ------------------------

     2.1 THE MERGER. Subject to the terms and conditions of this Agreement and the Certificate of Merger, NetStrat shall be merged with and into Westlake in accordance with the applic-able provisions of the laws of the States of Nevada and Colorado, and with the terms and conditions of this Agreement and the Certificates of Merger set forth as Exhibits A and, B so that:

     (A) At the Effective Time (as defined in Section 2.5 (below)), NetStrat shall be merged with and into Westlake. As a result of the Merger, the separate corporate existence of NetStrat shall cease, and Westlake shall continue as the surviving corporation, and shall succeed to and assume all of the rights and obligations of NetStrat (which shall include the rights and obligations of GONT) in accordance with the laws of Colorado.

     (B) The Certificate of Incorporation and Bylaws of Westlake in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws, respectively, of the Surviving Corporation after the Effective Time unless and until further amended as provided by law.

     2.2 CONVERSION OF SHARES. All of the shares of NetStrat common stock, issued and outstanding immediately prior to the Effective Time will, by virture of the Merger, and at the Effective Time, and without further action on the part of the shareholders of NetStrat, be converted into four million one hundred sixty-six thousand six hundred and sixty-six (4,166,666) shares of fully paid and nonassessable shares of GONT common stock.

     2.3 FRACTIONAL SHARES. No fractional shares of GONT common stock will be issued in connection with the Subsequent Merger.

     2.4 THE CLOSING. Subject to termination of this Agreement as provided in Section 10 (below), the Closing shall take place at the offices of Cutler Law Group, 610 Newport Center Drive, Suite 800, Newport Beach, CA 92660, as soon as possible upon the satisfaction or waiver of all conditions set forth in Sections 8, 9 and 10 hereof, or such other time and place as is mutually agreeable to the parties. The Closing shall be no later than the time following the clearance of GONT's Form S-4 filed in connection with this Agreement.

     2.5 EFFECTIVE TIME. Simultaneously with the Closing, the Certificate of Merger for the Merger shall be filed in the office of the Secretary of State of the State of Nevada and the Secretary of State of the State of Colorado. The Merger shall become effective immediately upon the filing of the Certificate of Merger with such offices.

     2.6 TAX FREE REORGANIZATION. The parties intend to adopt this Agreement as a tax-free plan of reorganization and to consummate the Mergers in accordance with the provisions of '368(a)(2)(D) of the Code. Each party agrees that it will not take or assert any position on any tax return, report or otherwise which is inconsistent with the qualification of the Mergers as a reorganization within the meaning of '368(a) of the Code. Except for cash paid in lieu of fractional shares, no consideration that could constitute "other property" within the meaning of '356 of the Code is being paid by GONT for the NetStrat Common Stock. In addition, GONT and Westlake represent now, and as of the Closing Date, that they presently intend to continue NetStrat's historic business or use a significant portion of NetStrat's business assets in a business.

     30 REPRESENTATIONS AND WARRANTIES OF GONT AND WESTLAKE. Except as otherwise set forth in the GONT Disclosure Schedule attached hereto, GONT and Westlake jointly and severally represent and warrant to NetStrat as set forth below. No fact or circumstance disclosed shall constitute an exception to these representations and warranties unless such fact or circumstance is set forth in the GONT Disclosure Schedule or such supplements thereto as may mutually be agreed upon in writing by GONT, Westlake and NetStrat.

     3.1 ORGANIZATION. GONT and Westlake are corporations duly organized, validly existing and in good standing under the laws of the state of incorporation of such entity and have the corporate power and authority to carry on their respective businesses as it is now being conducted. GONT and Westlake are duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of their respective businesses or properties makes such qualification or licensing necessary except where the failure to be so qualified would not have a Material Adverse Effect on GONT and Westlake.

     3.2 CAPITALIZATION. The authorized capital of GONT will consist, prior to the Closing, of 100,000,000 shares of Common Stock, of which 83,960,343 shares were issued and outstanding at June 30, 2000. GONT is the record and beneficial owner of all shares of Westlake Common Stock, free and clear of any and all claims, liens, encumbrances or security interests. All of the issued and outstanding shares of GONT and Westlake capital stock have been duly authorized, validly issued, are fully paid and nonassessable, and such capital stock has been issued in full compliance with all applicable federal and state securities laws. None of GONT's or Westlake's issued and outstanding shares of capital stock are subject to repurchase or redemption rights.

     3.3 POWER, AUTHORITY AND VALIDITY. GONT and Westlake have the corporate power to enter into this Agreement and the other Transaction Documents to which they are parties and to carry out their obligations hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Boards of Directors of GONT and Westlake and, except for approval of the shareholders of GONT, no other corporate proceedings on the part of GONT or Westlake are necessary to authorize this Agreement, the other Transaction Documents and the transactions contemplated herein and therein. GONT and Westlake are not subject to, or obligated under, any charter, bylaw or contract provision or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by or in conflict with its executing and carrying out this Agreement and the transactions contemplated hereunder and under the Transaction Documents. Except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which GONT is qualified to do business, (ii) the filing of the Certficate of Merger with the Secretary of State of the State of Colorado and (ii) filings under applicable securities laws, no consent of any person who is a party to a contract which is material to GONT's business, nor consent of any governmental authority, is required to be obtained on the part of GONT to permit the transactions contemplated herein and to permit GONT to continue the business activities of GONT as previously conducted by GONT without a Material Adverse Effect. This Agreement is, and the other Transaction Documents when executed and delivered by GONT and Westlake shall be, the valid and binding obligations of GONT and Westlake, enforceable in accordance with their respective terms.

     3.4     FINANCIAL  STATEMENTS.

     (A) GONT has made available to NetStrat copies of the GONT Financial Statements.

     (B) The GONT Financial Statements are complete and in accordance with the books and records of GONT and present fairly the financial position of GONT as of its historical dates. The GONT Financial Statements have been prepared in accordance with GAAP, applied on a basis consistent with prior periods.

     3.5     TAX  MATTERS.

     (A) GONT has fully and timely, properly and accurately filed all tax returns and reports required to be filed by it (or extensions thereof), including all federal, foreign, state and local tax returns and estimates for all years and periods (and portions thereof) for which any such returns, reports or estimates were due. All such returns, reports and estimates were prepared in the manner required by applicable law. All income, sales, use, occupation, property or other taxes or assessments due from GONT have been paid. There are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid. The reserves for taxes, if any, reflected on the GONT Financial Statements are adequate and there are no tax liens on any property or assets of GONT. There have been no audits or examinations of any tax returns or reports by any applicable governmental agency. No state of facts exists or has existed which would constitute grounds for the assessment of any penalty or of any further tax liability beyond that shown on the respective tax reports, returns or estimates. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local income tax return or report for any period.

     (B) All taxes which GONT has been required to collect or withhold have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority.

     (C) GONT is not a party to any tax-sharing agreement or similar arrangement with any other party.

     (D) At no time has GONT been included in the federal consolidated income tax return of any affiliated group of corporations.

     (E) No payment which GONT is obliged to pay to any director, officer, employee or independent contractor pursuant to the terms of an employment agree-ment, severance agreement or otherwise will constitute an excess parachute payment as defined in '280G of the Code.

     (F) GONT is not currently under any contractual obligation to pay any tax obligations of, or with respect to any transaction relating to, any other person or to indemnify any other person with respect to any tax.

     3.6     TAX-FREE  REORGANIZATION.

     (A) Neither GONT nor Westlake has taken or agreed to take any action that would prevent the Mergers from constituting a reorganization qualifying under the provi-sions of '368(a) of the Code.

     (B) Neither GONT nor Westlake is an investment company as defined in ''368(a)(2)(F)(iii) and (iv) of the Code.

     3.7 NO BROKERS. Neither GONT nor Westlake is obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or the Certificate of Merger or in connection with any transaction contemplated hereby or thereby.

     40 REPRESENTATIONS AND WARRANTIES OF NETSTRAT, Except as otherwise set forth in the NetStrat Disclosure Schedule attached hereto, NetStrat jointly and severally represent and warrant to GONT as set forth below. No fact or circumstance disclosed to GONT shall constitute an exception to these representations and warranties unless such fact or circumstance is set forth in the NetStrat Disclosure Schedule or such supplements thereto as may mutually be agreed upon in writing by NetStrat and GONT.

     4.1 ORGANIZATION. NetStrat is a corporations duly organized, validly existing and in good standing under the laws of the state of incorporation of such entity and have the corporate power and authority to carry on their respective businesses as it is now being conducted. NetStrat is duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of its business or properties makes such qualification or licensing necessary except where the failure to be so qualified would not have a Material Adverse Effect on NetStrat. True and complete copies of NetStrat's Articles of Incorporation and Bylaws, as in effect on the date hereof and as to be in effect as of the Closing, have been provided to GONT or its representatives.

     4.2     CAPITALIZATION.

     (A) The authorized capital of NetStrat will consist, prior to the Closing, of 100,000,000 shares of Common Stock, of which approximately 5,710,194 shares are issued and outstanding as of the date hereof. All of the NetStrat Common Stock is free and clear of any and all claims, liens, encumbrances or security interests.

     (B) Except as set forth in the NetStrat Disclosure Schedule, NetStrat has no outstanding preemptive rights, subscription rights, options, warrants, rights to convert or exchange, capital stock equivalents, or other rights to purchase or otherwise acquire any NetStrat capital stock or other securities.

     (C) All of the issued and outstanding shares of NetStrat capital stock have been duly authorized, validly issued, are fully paid and nonassessable, and such capital stock has been issued in full compliance with all applicable federal and state securities laws. None of NetStrat's issued and outstanding shares of capital stock are subject to repurchase or redemption rights.

     (D) Except for any restrictions imposed by applicable state and federal securities laws, there is no right of first refusal, option, or other restriction on transfer applicable to any shares of NetStrat's capital stock.

     (E) NetStrat is not under any obligation to register under the Securities Act any shares of its capital stock or any other of its securities that might be issued in the future if the Merger were not consummated.

     (F) NetStrat is not a party or subject to any agreement or understanding and there is no agreement or understanding between or among any persons that affects or relates to the voting or giving of written consent with respect to any security.

     4.3 POWER, AUTHORITY AND VALIDITY. NetStrat has the corporate power to enter into this Agreement and the other Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Boards of Directors of NetStrat and no other corporate proceedings on the part of NetStrat are necessary to authorize this Agreement, the other Transaction Documents and the transactions contemplated herein and therein. NetStrat is not subject to, or obligated under, any charter, bylaw or contract provision or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by or in conflict with its executing and carrying out this Agreement and the transactions contemplated hereunder and under the Transaction Documents. Except for (i) the filing of the Certificate of Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which NetStrat is qualified to do business, (ii) the filing of the Certficate of Merger with the Secretary of State of the State of Colorado and (ii) filings under applicable securities laws, no consent of any person who is a party to a contract which is material to NetStrat's business, nor consent of any governmental authority, is required to be obtained on the part of NetStrat to permit the transactions contemplated herein and to permit NetStrat to continue the business activities of NetStrat as previously conducted by NetStrat without a Material Adverse Effect. This Agreement is, and the other Transaction Documents when executed and delivered by NetStrat shall be, the valid and binding obligations of NetStrat, enforceable in accordance with their respective terms.

     4.4     FINANCIAL  STATEMENTS.

     (A) NetStrat has delivered to GONT copies of the NetStrat Financial Statements.

     (B) The NetStrat Financial Statements are complete and in accordance with the books and records of NetStrat and present fairly the financial position of NetStrat as of its historical dates. The NetStrat Financial Statements have been prepared in accordance with GAAP, applied on a basis consistent with prior periods. Except and to the extent reflected or reserved against in such balance sheets (including the notes thereto), NetStrat does not have, as of the dates of such balance sheets, any liabilities or obligations (absolute or contingent) of a nature required or customarily reflected in a balance sheet (or the notes thereto) prepared in accordance with GAAP. The reserves, if any, reflected on the NetStrat Financial Statements are adequate in light of the contingencies with respect to which they are made.

     (C) NetStrat has no debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected or reserved against in the NetStrat Financial Statements, except for those (i) that may have been incurred after the date of the NetStrat Financial Statements; or (ii) that are not required by GAAP to be included in a balance sheet or the notes thereto, except that NetStrat has not established any reserves with respect to the costs and fees associated with this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby. All material debts, liabilities, and obligations incurred after the date of the NetStrat Financial Statements were incurred in the ordinary course of business, and are usual and normal in amount both individually and in the aggregate.

     4.5     TAX  MATTERS.

     (AI NetStrat has fully and timely, properly and accurately filed all tax returns and reports required to be filed by it (or extensions thereof), including all federal, foreign, state and local tax returns and estimates for all years and periods (and portions thereof) for which any such returns, reports or estimates were due. All such returns, reports and estimates were prepared in the manner required by applicable law. All income, sales, use, occupation, property or other taxes or assessments due from NetStrat have been paid. There are no pending assessments, asserted deficiencies or claims for additional taxes that have not been paid. The reserves for taxes, if any, reflected on the NetStrat Financial Statements are adequate and there are no tax liens on any property or assets of NetStrat. There have been no audits or examinations of any tax returns or reports by any applicable governmental agency. No state of facts exists or has existed which would constitute grounds for the assessment of any penalty or of any further tax liability beyond that shown on the respective tax reports, returns or estimates. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local income tax return or report for any period.

     (BI     All  taxes  which NetStrat has been required to collect or withhold have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority.

     (CI     NetStrat  is  not  a  party to any tax-sharing agreement or similar arrangement  with  any  other  party.

     (DI     At  no  time has NetStrat been included in the federal consolidated income  tax  return  of  any  affiliated  group  of  corporations.

     (EI No payment which NetStrat is obliged to pay to any director, officer, employee or independent contractor pursuant to the terms of an employment agree-ment, severance agreement or otherwise will constitute an excess parachute payment as defined in '280G of the Code.

     (FI NetStrat is not currently under any contractual obligation to pay any tax obligations of, or with respect to any transaction relating to, any other person or to indemnify any other person with respect to any tax.

     4.6     TAX-FREE  REORGANIZATION.

     (AI     NetStrat  has  not  taken  or  agreed to take any action that would prevent the Merger from constituting a reorganization qualifying under the provi-sions of '368(a) of the Code.

     (BI     NetStrat  is  not  an  investment  company  as  defined  in
''368(a)(2)(F)(iii)  and  (iv)  of  the  Code.

     4.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since December 31, 1999, NetStrat has not:

     (AI suffered any material adverse change in its financial condition or in the operations of its business, nor any material adverse changes in its balance sheet, (with the NetStrat Financial Statements and any subsequent balance sheet analyzed as if each had been prepared according to GAAP), including but not limited to cash distributions or material decreases in the net assets of NetStrat;

     (BI     suffered  any  damage,  destruction  or  loss,  whether  covered by insurance or not, materially and adversely affecting its properties or business;

     (CI     granted  or agreed to make any increase in the compensation payable or to become payable by it to its officers or employees, except those occurring in the ordinary course of business;

     (DI declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of its capital stock or declared any direct or indirect redemption, retirement, purchase or other acquisition by it of such shares;

     (EI     issued  any  shares  of  its capital stock or any warrants, rights, options or entered into any commitment relating to its shares except for the issuance of its pursuant to the exercise of outstanding options;

     (FI     made  any change in the accounting methods or practices it follows, whether for general financial or tax purposes, or any change in depreciation or amorti-zation policies or rates adopted therein;

     (GI     sold,  leased, abandoned or otherwise disposed of any real property or any machinery, equipment or other operating property other than in the ordinary course of business;

     (HI sold, assigned, transferred, licensed or otherwise disposed of any patent, trademark, trade name, brand name, copyright (or pending application for any patent, trademark or copyright) invention, work of authorship, process, know-how, formula or trade secret or interest thereunder or other intangible asset except in the ordinary course of its business;

     (II     suffered  any  labor  dispute;

     (JI     engaged  in any activity or entered into any material commitment or transaction (including without limitation any borrowing or capital expenditure) other than in the ordinary course of business;

     (KI     incurred  any liabilities except in the ordinary course of business and consistent with past practice which would be required to be disclosed in financial statements prepared in accordance with GAAP;

     (LI permitted or allowed any of its property or assets to be subjected to any mortgage, deed of trust, pledge, lien, security interest or other encumbrance of any kind, except those permitted under Section 4.8 hereof, other than any purchase money security interests incurred in the ordinary course of business;

     (MI     made  any  capital  expenditure  or  commitment  for  additions  to property,  plant  or  equipment  in  excess  of  One  Thousand Dollars ($1,000);

     (NI paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets to, or entered into any agreement or arrangement with any of its Affiliates, officers, directors or stockholder or any Affiliate or associate of any of the foregoing;

     (OI     made  any amendment to or terminated any agreement which, if not so amended or terminated, would be required to be disclosed on the NetStrat Disclosure Schedule; or

     (PI     agreed  to  take  any  action  outside  of  its  ordinary course of business or which would constitute a breach of any of the representations contained in this Agreement.

     4.8 TITLE AND RELATED MATTERS. NetStrat has good and marketable title to all the properties, interests in properties and assets, real and personal, reflected in the NetStrat Financial Statements or acquired after the date of the NetStrat Financial Statements (except properties, interests in properties and assets sold or otherwise disposed of since the date of the NetStrat Financial Statements in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except the lien of current taxes not yet due and payable and except for liens which in the aggregate do not secure more than One Thousand Dollars ($1,000) in liabilities. The equipment of NetStrat used in the operation of its business is in good operating condition and repair. All real or personal property leases to which NetStrat is a party are valid, binding, enforceable obligations of NetStrat effective in accordance with their respective terms. There is not under any of such leases any existing material default or event of default or event which, with notice or lapse of time or both, would constitute a material default. The NetStrat Disclosure Schedule contains a description of all real and personal property leased or owned by NetStrat, identifying such property and, in the case of real property, stating the monthly rental due, term of lease and square feet leased. True and correct copies of each of NetStrat's leases have been provided to GONT or its representatives.

     4.9     PROPRIETARY  RIGHTS.

     (AI NetStrat owns all right, title and interest in and to, or valid licenses for use of, all patents, copyrights, technology, software, software tools, know-how, processes, trade secrets, trademarks, service marks, trade names and other proprietary rights used in or necessary for the conduct of NetStrat's business as conducted to the date hereof or contemplated, including, without limitation, the technology and all proprietary rights developed or discovered or used in connection with or contained in the NetStrat
Products/Services, free and clear of all liens, claims and encumbrances (including without limitation distribution rights) (all of which are referred to as "NetStrat Proprietary Rights") and NetStrat has the right to transfer all such rights to NetStrat as contemplated hereby. The foregoing representation as it relates to NetStrat Third-Party Technology (as hereinafter defined) is limited to NetStrat's interest pursuant to the NetStrat Third-Party Licenses (as hereinafter defined), all of which are valid and enforceable and in full force and effect and which grant NetStrat such rights to the NetStrat Third-Party Technology as are employed in or necessary to the business of NetStrat as conducted or proposed to be conducted. The NetStrat Disclosure Schedule contains an accurate and complete description of (i) all patents, trademarks (with separate listings of registered and unregistered trademarks), trade names, and registered copyrights in or related to the NetStrat Products/ Services, all applications and registration statements therefor, and a list of all licenses and other agreements relating thereto; and (ii) a list of all licenses and other agreements with third parties (the "NetStrat Third-Party Licenses") relating to any inventions, technology, know-how, or processes that NetStrat is licensed or otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed by NetStrat (such software, inventions, technology, know-how and processes are collectively referred to as the "NetStrat Third-Party Technology"). NetStrat's trademark or trade name registrations related to the NetStrat Products/Services and all of NetStrat's copyrights in any of the NetStrat Products/Services are valid and in full force and effect, and consummation of the transactions contemplated hereby will not alter or impair any such rights. No claims have been asserted against NetStrat (and NetStrat is not aware of any claims which are likely to be asserted against it or which have been asserted against others) by any person challenging NetStrat's use, possession, manufacture, sale, provision or distribution of the NetStrat Products/Services under any patents, trademarks, trade names, copyrights, trade secrets, technology, know-how or processes utilized by NetStrat (including, without limitation, the NetStrat Third-Party Technology) or challenging or question-ing the validity or effectiveness of any license or agreement relating thereto (including, without limitation, the NetStrat Third-Party Licenses). There is no valid basis for any claim of the type specified in the immediately preceding sentence which could in any material way relate to or interfere with the currently planned continued enhancement and exploitation by NetStrat of any of the NetStrat Products/Services. None of the NetStrat Products/Services nor the use or exploita-tion of any patents, trademarks, trade names, copyrights, technology, know-how or processes by NetStrat in its current business infringes on the rights of, constitutes misappro-priation of, or in any way involves unfair competition with respect to, any proprietary information or intangible property right of any third person or entity, including without limitation any patent, trade secret, copyright, trademark or trade name.

     (BI No employee of NetStrat is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with NetStrat or, to NetStrat's actual knowledge, any other party because of the nature of the business conducted by NetStrat or proposed to be conducted by NetStrat.

     (CI Each person presently or previously employed by NetStrat (including independent contractors, if any) with access to confidential information has executed a confidentiality and non-disclosure agreement pursuant to the form of agreement previously provided to NetStrat or its representatives. Such confidentiality and non-disclosure agreements constitute valid and binding obligations of NetStrat and such person, enforceable in accordance with their respective terms. Neither the execution or delivery of such agreements, nor the carrying on of their business as employees by such persons, nor the conduct of their business as currently anticipated, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any of such persons is obligated.

     (DI No product or service liability or warranty claims which could exceed One Thousand Dollars ($1,000) have been communicated to, or threatened against, NetStrat nor, to NetStrat's actual knowledge, is there any specific situation, set of facts or occurrence that provides a basis for such claim.

     4.10 EMPLOYEE BENEFIT PLANS. There is no unfunded prior service cost with respect to any bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, or other employee benefit or fringe benefit plans, whether formal or informal, maintained by NetStrat. Each bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, and other employee benefit or fringe benefit plans, whether formal or informal, maintained by NetStrat conforms to all applicable requirements of the Employees Retirement Income Security Act. The NetStrat Disclosure Schedule lists and describes all profit-sharing, bonus, incentive, deferred compensation, vacation, severance pay, retirement, stock option, group insurance or other plans (whether written or not) providing employee benefits.

     4.11 BANK ACCOUNTS. The NetStrat Disclosure Schedule sets forth the names and locations of all banks, trusts, companies, savings and loan associations, and other financial institutions at which NetStrat maintains accounts of any nature and the names of all persons authorized to draw thereon or make withdrawals therefrom.

     4.12     CONTRACTS.

     (AI NetStrat has no agreements, contracts or commitments that provide for the sale, licensing or distribution by NetStrat of any of its products, services, inventions, technology, know-how, trademarks or trade names except in the ordinary course of its business.

     (BI Without limiting the provisions of Section 4.9 and except for any agreements with GONT, NetStrat has not granted to any third party any exclusive rights of any kind with respect to any of the NetStrat Products/Services.

     (CI There is no outstanding sales contract, commitment or proposal of NetStrat that is currently expected to result in any loss to NetStrat (before allocation of overhead and administrative costs) upon completion or performance thereof.

     (DI NetStrat has no outstanding agreements, contracts or commitments with officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers that are not cancelable by it on notice of not longer than thirty (30) days and without liability, penalty or premium.

     (EI NetStrat has no employment, independent contractor or similar agreement, contract or commitment that is not terminable on no more than thirty
(30) days' notice without penalty or liability of any type, including without limitation severance or termination pay.

     (FI     NetStrat  has no currently effective collective bargaining or union agreements,  contracts  or  commitments.

     (GI     NetStrat  is  not  restricted  by agreement from competing with any person  or  from  carrying  on  its  business  anywhere  in  the  world.

     (HI     NetStrat  has  not  guaranteed  any obligations of other persons or made  any  agreements  to acquire or guarantee any obligations of other persons.

     (II NetStrat has no outstanding loan or advance to any person; nor is it party to any line of credit, standby financing, revolving credit or other similar financing arrangement of any sort which would permit the borrowing by NetStrat of any sum not reflected in the NetStrat Financial Statements.

     (JI     All  material  contracts,  agreements  and  instruments  to  which
NetStrat is a party are valid, binding, in full force and effect, and enforceable by NetStrat in accordance with their respective terms. No such material contract, agreement or instrument contains any material liquidated-damages, penalty or similar provision. NetStrat has not received any notice from any party to any such material contract, agreement or instrument that such party intends to cancel, withdraw, modify or amend such contract, agreement or arrangement.

     (KI     The  NetStrat  Disclosure  Schedule  lists  all material agreements pursuant to which NetStrat has agreed to supply to any third party NetStrat Products/Services.

     (LI NetStrat is not in default under or in breach or violation of, nor, to its actual knowledge, is there any valid basis for any claim of default by NetStrat under, or breach or violation by NetStrat of, any contract, commitment or restriction to which NetStrat is a party or to which it or any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on NetStrat. To NetStrat's actual knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any other party under or any breach or violation by any other party of, any material contract, commitment, or restriction to which NetStrat is bound or by which any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a Material Adverse Effect on NetStrat.

     (MI     All  agreements,  contracts  and  commitments  (the  "Material
Contracts") listed or described in the NetStrat Disclosure Schedule pursuant to this Section 4.12 are assumable, or will otherwise be the property of, the Surviving Corporation following the Mergers without further action by the Surviving Corporation or NetStrat. If any of the Material Contracts are not assumable by or will not be the property of, the Surviving Corporation following the Mergers, then NetStrat has described in the NetStrat Disclosure Schedule such actions as is necessary for assumption of the Material Contract by the Surviving Corporation.

     (NI     True and correct copies of each document or instrument described in the NetStrat Disclosure Schedule pursuant to this Section 4.12 have been made available to GONT or its representatives.

     4.13 INSIDER TRANSACTIONS. No Affiliate of NetStrat has any interest in (i) any material equipment or other property, real or personal, tangible or intangible, including, without limitation, any item of intellectual property, used in connection with or pertaining to the business of NetStrat; or (ii) any creditor, supplier, customer, agent or representative of NetStrat; provided, however, that no such Affiliate or other person shall be deemed to have such an interest solely by virtue of the ownership of less than one percent (1%) of the outstanding stock or debt securities of any publicly-held company, the stock or debt securities of which are traded on a recognized stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System.

     4.14 INSURANCE. The NetStrat Disclosure Schedule contains a list of the principal policies of fire, liability and other forms of insurance held by NetStrat.

     4.15 DISPUTES AND LITIGATION. Except as set forth in the NetStrat Disclosure Schedule, there is no suit, action, litigation, proceeding, investigation, claim, complaint, or accusation pending, or to its knowledge threatened against or affecting NetStrat or any of its properties, assets or business or to which NetStrat is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and to its knowledge, there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect NetStrat or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting NetStrat or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of NetStrat or any such person's heirs, executors or administrators as against NetStrat.

     4.16 COMPLIANCE WITH LAWS. NetStrat has at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. NetStrat has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of NetStrat for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by NetStrat.

     4.17 SUBSIDIARIES. NetStrat has no subsidiaries. NetStrat does not own or control (directly or indirectly) any capital stock, bonds or other securities of, and does not have any proprietary interest in, any other corporation, general or limited partnership, firm, association or business organization, entity or enterprise, and NetStrat does not control (directly or indirectly) the management or policies of any other corporation, partnership, firm, association or business organization, entity or enterprise.

     4.18     ENVIRONMENTAL  MATTERS.

     (AI As of the date hereof, no underground storage tanks are present under any property that NetStrat has at any time owned, operated, occupied or leased. As of the date hereof except as set forth in the NetStrat Disclosure Schedule, no material amount of any substance that has been designated by any governmental entity or by applicable federal, state or local law to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws (a "Hazardous Material"), excluding office, janitorial and other immaterial supplies, are present, as a result of the actions of NetStrat or, to NetStrat's actual knowledge, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water, that NetStrat have at any time owned, operated, occupied or leased.

     (BI At no time has NetStrat transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of any law in effect on or before the Closing Date, nor has NetStrat disposed of, transported, sold, or manufactured any product containing a Hazardous Material in violation of any rule, regulation, treaty or statute promulgated by any governmental entity to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activities.

     (CI NetStrat currently holds all environmental approvals, permits, licenses, clearances and consents necessary for the conduct of its business as such business is currently being conducted, the absence of which would be reasonably likely to have a Material Adverse Effect on NetStrat.

     (DI No action, proceeding, revocation proceeding, amendment procedure, writ, injunction or claim is pending or, to the actual knowledge of NetStrat, threatened concerning any Environmental Permit. NetStrat is not aware of any fact or circumstance which could involve it in any environmental litigation or impose upon it any environmental liability which would be reasonably likely to have a Material Adverse Effect on NetStrat.

     4.19 CORPORATE DOCUMENTS. NetStrat has furnished to GONT for its examination: (i) copies of its Certificate or Articles of Incorporation and Bylaws; (ii) its Minute Book containing all records required to be set forth of all proceedings, consents, actions, and meetings of the stockholders, the board of directors and any committees thereof; (iii) all permits, orders, and consents issued by any regulatory agency with respect to NetStrat, or any securities of NetStrat, and all applications for such permits, orders, and consents; and (iv) their stock transfer books setting forth all transfers of any capital stock. The corporate minute books, stock certificate books, stock registers and other corporate records of NetStrat are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in such books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction.

     4.20 NO BROKERS. NetStrat is not obligated for the payment of fees or expenses of any broker or finder in connection with the origin, negotiation or execution of this Agreement or the Certificate of Merger or in connection with any transaction contemplated hereby or thereby.

     4.21 DISCLOSURE. No statements by NetStrat contained in this Agreement and the Exhibits and NetStrat Disclosure Schedule attached hereto, any other Transaction Document or any written statement or certificate furnished or to be furnished pursuant hereto or in connection with the transactions contemplated hereby and thereby (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     5.     PRECLOSING  COVENANTS  OF  GONT  AND  WESTLAKE.

     5.1 NOTICES AND APPROVALS. GONT agrees: (a) to give and to cause Westlake to give all notices to third parties which may be necessary or deemed desirable by NetStrat in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain and to cause Westlake to obtain, all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by NetStrat in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain, and to cause Westlake to obtain, all consents and authorizations of any other third parties necessary or deemed desirable by NetStrat in connection with this Agreement and the consummation of the transactions contemplated hereby.

     5.2 INFORMATION FOR NETSTRAT'S STATEMENTS AND APPLICATIONS. GONT and Westlake and their employees, accountants and attorneys shall cooperate fully with NetStrat in the preparation of any statements or applications made by NetStrat to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish NetStrat with all information concerning GONT and Westlake necessary or deemed desirable by NetStrat for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

     6.     PRECLOSING  COVENANTS  OF  NETSTRAT.

     6.1 NOTICES AND APPROVALS. NetStrat agrees: (a) to give all notices to third parties which may be necessary or deemed desirable by GONT in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by GONT in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by GONT in connection with this Agreement and the consummation of the transactions contemplated hereby.

     6.2     ADVICE  OF  CHANGES.  NetStrat will promptly advise GONT in writing
(i) of any event occurring subsequent to the date of this Agreement which would render any representation or warranty of NetStrat contained in this Agreement, if made on or as of the date of such event or the Closing Date, untrue or inaccurate in any material respect and (ii) of any material adverse change in NetStrat's business, taken as a whole.

     6.3 INFORMATION FOR GONT'S STATEMENTS AND APPLICATIONS. NetStrat and its employees, accountants and attorneys shall cooperate fully with GONT in the preparation of any statements or applications made by GONT to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish GONT with all information concerning NetStrat necessary or deemed desirable by GONT for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

     6.4 CONDUCT OF BUSINESS BY NETSTRAT. Until the Closing, NetStrat will continue to conduct its business and maintain its business relationships in the ordinary and usual course and will not, without the prior written consent of
GONT:

     (AI     borrow  any  money;

     (BI lease, license, sell, transfer or encumber or permit to be encumbered any asset, intellectual property right or other property associated with the business of NetStrat (including sales or transfers to Affiliates of NetStrat);

     (CI     dispose  of  any  of  its  assets;

     (DI     enter  into  any  lease or contract for the purchase or sale of any property,  real  or  personal;

     (EI     pay  any  bonus,  increased  salary, or special remuneration to any officer or employee, including any amounts for accrued but unpaid salary or bonuses;

     (FI     change  accounting  methods;

     (GI     declare,  set  aside  or  pay  any  cash or stock dividend or other distribution in respect of capital, or redeem or otherwise acquire any of its capital stock;

     (HI     amend  or  terminate any contract, agreement or license to which it is  a  party;

     (II     loan  any  amount  to any person or entity, or guaranty or act as a surety  for  any  obligation;

     (JI issue or sell any shares of its capital stock of any class or any other of its securities, or issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments to issue shares of capital stock;

     (KI split or combine the outstanding shares of its capital stock of any class or enter into any recapitalization affecting the number of outstanding shares of its capital stock of any class or affecting any other of its securities;

     (LI     amend  its  Certificate  of  Incorporation  or  Bylaws;

     (MI make or change any election, change any annual accounting period, adopt or change any accounting method, file any amended tax return, enter into any closing agreement, settle any tax claim or assessment, surrender any right to claim refund of taxes, consent to any extension or waiver of the limitation period applicable to any tax claim or assessment, or take any other action or omit to take any action, if any such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of increasing the tax liability of NetStrat;

     (NI do anything that would cause there to be material adverse changes in its Financial Statements (with such Financial Statements analyzed as if it had been prepared according to GAAP, and including but not limited to cash distributions or material decreases in the net assets of NetStrat), between the date of the NetStrat Financial Statements and the Closing Date; or

     (OI     agree  to  do  any of the things described in the preceding clauses
Section  6.4(a)  through  (n).

     7.     MUTUAL  COVENANTS.

     7.1 DUE DILIGENCE, INVESTIGATION, AND AUDITS. At such time prior to the Closing as may be reasonably requested, each party shall make available to the other party and the other party's employees, agents and representatives all information concerning the operation, business and prospects of such party as may be reasonably requested by the other party. Each party will cooperate with the other party for the purpose of permitting the other party to discuss such party's business and prospects with such party's customers, creditors, suppliers and other persons having business dealings with such party, subject to reasonable confidentiality obligations between the parties.

     7.2 REGULATORY FILINGS; CONSENTS; REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, GONT, Westlake and NetStrat shall use their respective best efforts to (i) make all necessary filings with respect to the Merger and this Agreement under the Securities Act, and applicable blue sky or similar securities laws and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto and shall supply all additional information requested in connection therewith; (ii) make merger notification or other appropriate filings with federal, state or local governmental bodies or applicable foreign governmental agencies and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto and shall supply all additional information requested in connection therewith; (iii) obtain all consents, waivers, approvals, authorizations and orders required in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger; and (iv) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     7.3 FURTHER ASSURANCES. Prior to and following the Closing, each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     8.     CLOSING  MATTERS.

     8.1 REGISTRATION STATEMENT. Within 90 days of execution of this Agreement, GONT shall prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-4 for the registration of the GONT Common Stock issued to the NetStrat Shareholders hereunder (the "Registration Statement"). GONT shall use its reasonable best efforts to obtain clearance of such Registration Statement with the SEC. GONT shall pay all costs and expenses incurred in connection with such registration statement and shall make any and all appropriate blue sky filings required in connection with such Registration Statement. The Closing shall occur upon the effectiveness of the Registration Statement.

8.2 FILING OF CERTIFICATES OF MERGER. On the date of the Closing, but not prior to the Closing, the Certificates of Merger for the Merger shall be filed with the offices of the Secretary of State of the State of Nevada and Colorado and the merger of NetStrat with and into Westlake shall be consummated.

     8.3 DELIVERY OF DOCUMENTS. On or before the Closing, the parties shall deliver the documents, and shall perform the acts, which are set forth in Sections 9 and 10, as specified in such Sections, including delivery of the counterpart signature pages of the Transaction Documents executed by GONT, Westlake and/or NetStrat, as the case may be. All documents which GONT or Westlake shall deliver or cause to be delivered shall be in form and substance reasonably satisfactory to NetStrat. All documents which NetStrat shall deliver or cause to be delivered shall be in form and substance reasonably satisfactory to GONT.

     9. CONDITIONS TO GONT'S OBLIGATIONS. Unless otherwise provided below, GONT's and Westlake's obligations to close the transactions contemplated under this Agreement are subject to the fulfillment or satisfaction by Closing of each of the following conditions (any one or more of which may be waived by GONT, but only in a writing signed by GONT):

     9.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of NetStrat set forth in Section 4 shall be true in all material respects on and as of the Closing with the same force and effect as if they had been made at the Closing, and GONT shall receive a certificate to such effect executed by the Chairmen and Presidents of NetStrat.

     9.2 COVENANTS. NetStrat shall have performed and complied with all of its covenants contained in Sections 6 and 7 on or before the Closing, and GONT shall receive a certificate from NetStrat to such effect executed by the Presidents of NetStrat.

     9.3 NO LITIGATION. On and as of the Closing, no litigation or proceeding shall be threatened or pending against NetStrat with the purpose or with the probable effect of enjoining or preventing the consummation of any of the transactions contemplated by this Agreement, and GONT shall receive a certificate to such effect executed by the President of NetStrat.

     9.4 NO ADVERSE DEVELOPMENT. There shall not have been any material adverse changes in the financial condition, results of operations, assets, liabilities, business or prospects of NetStrat since the date of this Agreement, and GONT shall receive a certificate to such effect executed by the President of NetStrat.

     9.5 AUTHORIZATIONS. GONT shall have received from NetStrat written evidence that the execution, delivery and performance of NetStrat's obligations under this Agreement and the Certificate of Merger have been duly and validly approved and authorized by the Board of Directors of NetStrat.

     9.6 GOVERNMENT CONSENTS. There shall have been obtained at or prior to the Closing such permits or authorizations, and there shall have been taken such other action, as may be required by any regulatory authority having jurisdiction over the parties and the subject matter and the actions herein proposed to be taken.

     9.7 FILING OF CERTIFICATE OF MERGER. As of the Closing, the Certificate of Merger for the Merger shall have been filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Colorado.

     10. CONDITIONS TO NETSTRAT'S OBLIGATIONS. Unless otherwise provided below, the obligations of NetStrat is subject to the fulfillment or satisfaction by Closing, of each of the following conditions (any one or more of which may be waived by NetStrat, but only in a writing signed by NetStrat):

     10.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of GONT and Westlake contained in Section 3 shall be true in all material respects on and as of the Closing with the same force and effect as if they had been made at the Closing.

     10.2 COVENANTS. GONT and Westlake shall have performed and complied with all of its covenants contained in Sections 5 and 6 on or before the Closing.

     10.3 AUTHORIZATIONS. NetStrat shall have received from GONT written evidence that the execution, delivery and performance of this Agreement and the Certificate of Merger have been duly and validly approved and authorized by GONT's Board of Directors and by Westlake's Board of Directors.

     10.4 FILING OF CERTIFICATE OF MERGER. As of the Closing, the Certificate of Merger for the Merger shall have been filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Colorado.

     11.     TERMINATION  OF  AGREEMENT.

     11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of each of the parties hereto. This Agreement may also be terminated and abandoned:

     (A) By NetStrat if any of the conditions precedent to NetStrat's obligations pursuant to Section 10 shall not have been fulfilled at and as of the Closing.

     (B) By GONT if any of the conditions precedent to GONT's and Westlake's obligations pursuant to Section 9 above shall not have been fulfilled at and as of the Closing.

     Any termination of this Agreement under this Section 11.1 shall be effected by the delivery of written notice of the terminating party to the other parties hereto.

     12.     MISCELLANEOUS.

     12.1 GOVERNING LAWS. It is the intention of the parties hereto that the internal laws of the State of California (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

     12.2 BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

     12.3 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

     12.4 ENTIRE AGREEMENT. This Agreement, the exhibits hereto, the documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     12.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

     12.6 EXPENSES. Except as provided to the contrary herein, each party shall pay all of its own costs and expenses incurred with respect to the negotiation, execution and delivery of this Agreement, the exhibits hereto, and the other Transaction Documents.

     12.7 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

     12.8 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby notwithstanding any investigation of the parties hereto and shall terminate on the date one year after the Closing Date.

     12.9 NO WAIVER. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     12.10 ATTORNEYS' FEES. Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

     12.11 NOTICES. Any notice provided for or permitted under this Agreement will be treated as having been given when (a) delivered personally,
(b) sent by confirmed telex or telecopy, (c) sent by commercial overnight courier with written verification of receipt, or (d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section 13.11.

GONT  or  Westlake:     Go  Online  Networks  Corporation
                        5681  Beach  Blvd.,  Suite  101
                        Buena  Park,  CA  90621
                        Attn:  Joseph  M.  Naughton
                        Facsimile  No.:  (714)  736-9488

                        With  copy  to:
                        Cutler  Law  Group
                        610  Newport  Center  Drive,  Suite  800
                        Newport  Beach,  CA  92660
                        Attn:  M.  Richard  Cutler
                        Facsimile  No.:  (949)  719-1977

NetStrat:
                        6301  Indian  School  Road
                        Albuquerque,  NM  87123
                        Attn:  Jack  Benezra
                        Facsimile  No.:  (___)_____________

Such  notice  will  be  treated  as  having  been  received upon actual receipt.

     12.12     TIME.  Time  is  of  the  essence  of  this  Agreement.

     12.13 CONSTRUCTION OF AGREEMENT. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole.

     12.14 NO JOINT VENTURE. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture or partnership between any of the parties hereto. No party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other party. No party shall have the power to control the activities and operations of any other and their status is, and at all times, will continue to be, that of independent contractors with respect to each other. No party shall have any power or authority to bind or commit any other. No party shall hold itself out as having any authority or relationship in contravention of this Section 13.14.

     12.15 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

     12.16 FURTHER ASSURANCES. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

     12.17 ABSENCE OF THIRD-PARTY BENEFICIARY RIGHTS. Except for the agreements provided for in Section 5.2 of this Agreement, no provisions of this Agreement are intended, nor shall be interpreted, to provide or create any third-party bene-ficiary rights or any other rights of any kind in any client, customer, affiliate, stockholder, partner of any party hereto or any other person or entity except employees and stockholders of GONT specifically referred to herein, and, except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


GO  ONLINE  NETWORKS  CORPORATION     WESTLAKE  CAPITAL  CORP.
a  Delaware  corporation              a  Colorado  corporation


By: /s/ Joseph M. Naughton            By: /s/ Joseph M. Naughton
    Joseph  M.  Naughton                  Joseph  M.  Naughton
    President                             President


NETSTRAT,  INC.
a  Nevada  corporation


By: /s/ Jack Benezra
   Jack  Benezra
   President